================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            SEAWAY FOOD TOWN, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             SEAWAY FOOD TOWN, INC.

                        1020 FORD STREET - P. O. BOX 892

                             MAUMEE, OHIO 43537-0892

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             -----------------------

TO THE SHAREHOLDERS OF SEAWAY FOOD TOWN, INC.:

     Notice is hereby given that the ANNUAL MEETING of the shareholders of Seaway Food Town, Inc., an Ohio corporation, will be held at the Brandywine Country Club, Fireside Room, 6904 Salisbury Road, Maumee, Ohio, on Thursday, the 13th of January, 2000, at 2:00 p.m., Eastern Standard Time, for the purpose of considering and acting upon:


     (1) The election of two (2) Directors to serve as members of Class III during the ensuing three years and until their successors are elected and qualified.


     (2) A proposal to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending August 26, 2000.


     (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.


     Only shareholders of record at the close of business November 19, 1999 will be entitled to vote at the meeting or any adjournment thereof.

     Accompanying this notice is a copy of the Annual Report of the Company reflecting operations for the 1998-1999 fiscal year.



                                        By the Order of the Board of Directors





                                        GARY D. SIKKEMA
                                        Secretary

Maumee, Ohio
December  6, 1999



--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON ON JANUARY 13, 2000 ARE REQUESTED TO SIGN, DATE AND RETURN THE ATTACHED PROXY AS PROMPTLY AS POSSIBLE.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                             SEAWAY FOOD TOWN, INC.

            1020 FORD STREET, P. O. BOX 892, MAUMEE, OHIO 43537-0892


                                                                December 6, 1999

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SEAWAY FOOD TOWN, INC., for use at the Annual Meeting of Shareholders to be held January 13, 2000, and at any adjournment thereof. This proxy statement and the accompanying form of proxy are being mailed to security holders on or about December 6, 1999. Any shareholder giving a proxy may revoke it by giving written notice to the Secretary of the Company, or in open meeting, at any time before it is voted. The Company will bear the cost of the solicitation and will reimburse brokers or other persons holding Common Stock of the Company in their names, or in the name of their nominees, for reasonable expenses in forwarding the proxy and proxy statement to the beneficial owners of such shares.

                                   STOCK SPLIT

     On April 9, 1998, the Board of Directors of the Company declared a three-for-two stock split, whereby each shareholder of record as of April 21, 1998 would, following the split, own three shares of common stock for each two shares held as of the record date. The stock split was effective on May 6, 1998. All share holdings and values of Common Stock set forth in this Proxy Statement reflect this stock split.

                                VOTING SECURITIES

     At the close of business on November 19, 1999, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were outstanding 6,673,643 shares of Common Stock, without par value (stated value $2 per share). The voting power of the shareholders of the Company is vested exclusively in the holders of such Common Stock. The presence in person or by proxy of the holders of a majority of the outstanding shares will constitute a quorum at the Annual Meeting of Shareholders. Holders of Common Stock of record at the close of business on November 19, 1999 will be entitled to one vote per share on all business which is conducted at the meeting, except that shareholders have cumulative voting rights in the election of directors. Cumulative voting means that each shareholder is entitled to multiply the number of shares he is entitled to vote by the number of directors to be elected and to allocate the resulting aggregate votes among the nominees for election in such manner as desired. In order to exercise the right to vote cumulatively upon the election of directors, a shareholder must give notice in writing to the President, the Treasurer or the Secretary of the Company, which notice must be given on or before 2:00 P.M., January 11, 2000, and shall state the desire of the shareholder to exercise cumulative voting rights in the election of directors. Announcement thereof must be given at the meeting, as provided by
Section 1701.55(C) of the Ohio Revised Code, and thereupon all shareholders shall have the right to vote cumulatively. The Chairman of the meeting or the Secretary will make an announcement at the meeting if any such notice has been received.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The maximum number of Directors on the Board of Directors of the Company under the Code of Regulations is twelve (12), and the minimum is seven (7). The Board of Directors is now operating with eight (8) members.

     The Board of Directors of the Company is divided into three (3) Classes, two classes consisting of three (3) Directors and one class consisting of two
(2) Directors. The terms of office for the members of Class III will expire with this Annual Meeting and until their successors are elected and qualified. The terms of office of the nominees for Class III, if elected, will expire with the Annual Meeting held subsequent to the close of the fiscal year ending August 31, 2002, and until their successors are elected and qualified.

     It is presently intended that the shares represented by management proxies will, unless a contrary intent is expressed, be voted for the election of the nominees listed below, each to serve as a member of Class III for a three-year term and to hold office until a successor is elected and qualified.

     All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected. If any nominee subsequently declines or is unable to accept such nomination to serve as a Director, an event which the management does not now expect, the persons voting the shares represented by management proxies will vote for such substitute nominee as may be named by the Board of Directors.

     An affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required to elect a nominee unless cumulative voting rights are exercised. Proxies cannot be voted for a greater number of persons than the number of nominees named in Class III to be elected at the Annual Meeting. The holders of management proxies will have discretionary authority to cumulate votes.


INFORMATION CONCERNING NOMINEES AND DIRECTORS

     The following table sets forth certain information as of November 19, 1999 with respect to those persons who are Directors and/or nominees for election as
Directors:

                                                                         YEAR     COMMON  STOCK
  NAME AND AGE                                                           TERM     BENEFICIALLY        PERCENT
  OF DIRECTOR                PRINCIPAL OCCUPATION     DIRECTOR SINCE    EXPIRES   OWNED (1)(2)(3)     OF CLASS
--------------------------------------------------------------------------------------------------------------

CLASS III DIRECTORS (NOMINEES FOR ELECTION)

Wallace D. Iott            Chairman of the Board              1957       2000       1,261,837(5)(7)    18.9%
         Age 84            of the Company

W. Geoffrey Lyden III      President and Chief                1997       2000             450             *
         Age 47            Executive Officer,
                           The Lyden Company,
                           Toledo, Ohio

CLASS I DIRECTORS (CONTINUING IN OFFICE)

Thomas M. O'Donnell        Past Chairman                      1970       2001          14,400 (8)         *
         Age 63            McDonald Investments Inc.
                           a KeyCorp Company,
                           Cleveland, Ohio


Richard K. Ransom          President, Ransom Consulting       1989       2001           6,000             *
         Age 80            Partnership; Former Chairman
                           of the Board and President of
                           Hickory Farms of Ohio, Inc.

Joel A. Levine             Of Counsel, Spengler               1995       2001             525             *
         Age 61            Nathanson, P.L.L.
                           Attorneys at Law (4)

CLASS II DIRECTORS (CONTINUING IN OFFICE)


Waldo E. Yeager            Chief Financial Officer,           1987       2002           9,578(5)          *
         Age 63            Treasurer

Richard B. Iott            Chief Executive Officer            1987       2002         555,933(5)(6)     8.3%
         Age 48            and President of the
                           Company

Eugene R. Wos              Former Managing Partner            1996       2002             200             *
         Age 68            Ernst & Young LLP, Certified Public
                           Accountants, Toledo, Ohio.
                           Director of GAC Chemical Corporation
                           and Century Equipment, Inc.

* Less than 1%

     The Board of Directors has appointed an Audit Committee whose members for the fiscal year ended August 28, 1999 were Eugene R. Wos, Thomas M. O'Donnell, Richard K. Ransom, Joel A. Levine, and W. Geoffrey Lyden. The Committee's purpose is to recommend outside auditors and to review the scope of audit procedures, audit reports and other matters with respect to the Company's financial reporting. This Committee met two (2) times during the fiscal year.

     The Board of Directors appointed an Executive Compensation Committee whose members for the fiscal year ended August 28, 1999 were Wallace D. Iott, Richard
B. Iott, Thomas M. O'Donnell, Joel A. Levine and Eugene R. Wos. This Committee's purpose is to review compensation paid to the members of the Board of Directors and the corporate officers of the Company and recommend changes in their compensation. This Committee met one (1) time during the fiscal year.

     The Board of Directors appointed a Nominating Committee for the fiscal year ended August 28, 1999 whose members were Wallace D. Iott, Richard B. Iott, Thomas M. O'Donnell, Joel A. Levine, and Eugene R. Wos. This Committee's purpose is to review the desirability of new members of the Board of Directors and to seek out and recommend candidates for positions on the Board of Directors. Shareholders who desire to have an individual considered by the Nominating Committee for the next vacant position on the Board of Directors should submit the recommendation in writing to the Secretary of the Company before the September 1 preceding the next Annual Meeting of the Shareholders and include biographical information and qualifications for service as a director. The Nominating Committee met one (1) time during the fiscal year.

     During the fiscal year ended August 28, 1999, the Board of Directors met a total of four (4) times. All Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and the committees on which they served except for Thomas M. O'Donnell.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth, as of November 19, 1999, the names and addresses of beneficial owners, amounts beneficially owned, and the percentage of common stock owned beneficially by those persons (including any "group" as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to management to be the beneficial owner of more than 5% of the Company's Common Stock:



                NAME AND ADDRESS                    AMOUNT BENEFICIALLY                   PERCENT OF
              OF BENEFICIAL OWNER                     OWNED (1)(2)(3)                        CLASS
------------------------------------------- ------------------------------------ ------------------------------------------

Wallace D. Iott                                       1,261.837 (5) (7)                     18.9%
3402 Chapel Drive
Toledo, Ohio  43615

Evergreen Asset Management Group                        432,000 (10)                         6.5%
2500 Westchester
Purchase, New York  10577

CIGNA Retirement & Investment, Trustee                  717,081 (11)                        10.7%
280 Trumbull St. HO6A
1 Commerce Plaza
Hartford, CT  06103

Richard B. Iott                                         555,933 (5)(6)                       8.3%
5245 Keener Road
Monclova, Ohio  43542

Constance J. Braciak                                    474,129  (12)                        7.1%
6744 Sweet Bush
Sylvania, Ohio  43560

Paul L. Pope                                            372,366 (9)                          5.6%
4532 Sanderling Lane
Quail Ridge No. 73
Boynton Beach, Florida  33436

All executive officers and directors                  1,848,923 (5)                         27.7%
as a group (8 persons)

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

         The Company leases supermarkets in Temperance, Michigan and Sylvania, Ohio and a Floral Operations Center in Toledo, Ohio, from MS Associates, a limited partnership controlled by members of the Wallace D. Iott family. The primary term for the Temperance supermarket lease expires in the year 2002; $128,217 in rent was paid during the fiscal year for the Temperance location. The primary term for the Sylvania supermarket lease expires in the year 2004; $306,821 in rent was paid during the fiscal year for the Sylvania location. The primary term for the Toledo Floral Operations Center lease expired in the year 1997, the new lease option expires in the year 2002; $18,750 in rent was paid during the fiscal year for the Floral Operation Center.

         The Company believes that the terms of the foregoing leases are at least as favorable as those that could have been obtained from non-affiliated parties for comparable properties or goods.



EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The Summary Compensation Table shows certain compensation information for the Chairman of the Board and the three other most highly compensated executive officers for services rendered in all capacities during the fiscal years ended August 30, 1997, August 29, 1998 and August 28, 1999. This information includes the dollar value of base salaries and certain other compensation. The Company does not award Stock Appreciation Rights ("SARs"). In addition, the Company's stock option plan expired in 1993, and there are no unexercised options outstanding.

                                                                SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION
                                                                                  ---------------------------------
                                                 ANNUAL COMPENSATION                        AWARDS          PAYOUTS
                                         ---------------------------------------- ------------------------  -------
                                                                      Other Ann.    Restricted                         All Other
                                                                        Compen-    Stock Award(s) Options/   LTIP        Compen-
  Name and Principal                      Salary ($)                    sation         ($)         SARs     Payouts      sation
       Position               Year                          Bonus ($)    ($) (A)                    (#)       ($)      ($)(B)(C)
---------------------------------------------------------------------------------------------------------------------------------
Wallace D. Iott,              1999        300,040          75,040         --            0           0          0          62,419
  Chairman of the Board       1998        300,040             0           --            0           0          0          60,700
                              1997        300,923             0           --            0           0          0          60,150

Richard B. Iott,              1999        226,193          56,750         --            0           0          0          13,726
  Chief Executive Officer     1998        219,519             0           --            0           0          0          13,300
  and President               1997        213,128             0           --            0           0          0          13,430

David J. Walrod,              1999        104,388             0           --            0           0          0        223,800(D)
  Executive Vice-President    1998        200,219             0           --            0           0          0          14,800
  -- Operations               1997        193,731             0           --            0           0          0          14,719

Waldo E. Yeager,              1999        190,708          47,850         --            0           0          0          19,800
  Chief Financial Officer     1998        184,777             0           --            0           0          0          19,800
  & Treasurer                 1997        178,237             0           --            0           0          0          19,699



 (A) Perquisites and other benefits for each executive officer amount to less than 10% of salary and bonus.

 (B) Includes amounts paid by the Company on behalf of the executive for some or all of the following: Matching 401(k) Contributions ("401(k)"), contributions which were formerly made to the ESOP which has been merged with the 401(k);
 insurance premiums on life insurance for the executive paid by the Company and fully included on the executive's W-2 ("Premiums"); insurance premiums paid by the Company pursuant to a "split-dollar" arrangement with the executive ("Insurance").


                                                     1999             1998              1997
                                                     ----             ----              ----
              Wallace D. Iott:
              401(k)                               $8,800           $4,800            $4,500
              ESOP                                    ---           $4,000            $3,750
              SERP                                 $1,719              ---               ---
              Premiums                            $51,900          $51,900           $51,900

              Richard B. Iott:
              401(k)                               $8,800           $4,800            $5,180
              ESOP                                    ---           $4,000            $3,750
              SERP                                   $426              ---               ---
              Insurance                            $4,500           $4,500            $4,500

              David J. Walrod  (D)
              401(k)                               $8,800           $4,800            $4,969
              ESOP                                    ---           $4,000            $3,750
              Insurance                               ---           $6,000            $6,000
              Non-compete and release            $215,000              ---               ---

              Waldo E. Yeager
              401(k)                               $8,800           $4,800            $4,949
              ESOP                                    ---           $4,000            $3,750
              Insurance                           $11,000          $11,000           $11,000


(C) Under the terms of a split-dollar insurance arrangement between the Company and the executive, upon surrender of the policy, the executive is entitled to the cash surrender value in excess of premiums paid by the Company. Currently, premiums paid by the Company exceed the cash surrender value.



(D) Includes payments made to Mr. Walrod pursuant to the Covenant Not to Compete and Release executed by he and the Company in January, 1999.

In connection with the resignation to David J. Walrod as an executive officer and director of the company, the company entered into a Covenant Not to Compete and Release (the "Agreement") with Mr. Walrod on the following terms and conditions.

Under the Agreement, Mr. Walrod will receive $414,000 over the two year period after his resignation. One Hundred Fifty Thousand Dollars ($150,000) was paid immediately upon his resignation and the remainder is to be paid in four approximately equal installments over the next two years. The Company also transferred to Mr. Walrod ownership of a life insurance policy maintained on Mr. Walrod's life, the company car Mr. Walrod was then driving, and agreed to maintain his health insurance for the six month period following his resignation.

Mr. Walrod resigned his position as employee and director of the Company and agreed not to compete with the Company during the term that payments were being made under the contract. He also agreed not to use or disclose any proprietary information belonging to the Company and released the company from any claims he may have against it, including and claims under the Age Discrimination and Employment act.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The Company does not currently sponsor any program through which options or SARs are granted.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The Company has not awarded and does not award SARs and has no unexercised options outstanding.

LONG-TERM INCENTIVE PLANS/AWARDS IN LAST FISCAL YEAR

         The Company does not maintain any long-term incentive plans. No long-term incentive awards were made in the last fiscal year.

COMPENSATION COMMITTEE REPORT

         The Company's compensation program is designed to motivate, reward and retain the management talent needed to achieve the Company's business objectives and maintain its competitive position in an industry characterized by complexity, competitiveness and change.

         The compensation of the Company's top executives is reviewed and approved annually by the Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors as to the salaries of the Chairman, CEO and the President, and sets the salaries of other elected officers, and reviews salaries of other senior executives. There are now no incentive programs in place for Company executives.

BASE SALARY

         The goal of the compensation program is to reward each employee based on his or her performance and level of responsibility. Assessments of both individual and corporate performance influence executives' compensation levels. It is important to encourage a performance-based environment that motivates individual performance by recognizing the past year's results while simultaneously providing incentives for further improvement in the future. This includes the ability to implement the Company's business plan as well as reacting to unanticipated external factors that can have a significant impact on the Company's performance. At the same time, however, executive compensation must be competitive within the supermarket industry. Inflation and other general economic factors, and competitive positioning within the industry are the chief considerations in establishing the budget for salary expenditures.

         With respect to the determination of compensation for Wallace D. Iott, the Company's Chairman of the Board, the following factors in addition to those described previously were considered: Comparable Executive Compensation within the Supermarket Industry, Mr. Iott's 41-year tenure with the Company, his present and cumulative contributions to the Company, both personally and in his capacity as an officer of the Company, the sales and gross profit margin of the Company and its various subsidiaries and affiliates, and other intangible criteria. Based on these factors, the Compensation Committee approved an increase for Mr. Iott in 1996. However, Mr. Iott declined to accept this increase, and requested a decrease in his compensation. His 1997, 1998, and 1999 base salaries of $300,923, $300,040, and $300,040 respectively, reflect this decrease, and are shown under the caption "Salary" in the Summary Compensation Table.

SUMMARY

         The Compensation Committee has the responsibility for ensuring that the Company's compensation program continues to be in the best interest of its shareholders while adequately compensating its executives.

         The Compensation Committee believes that the compensation program is not only appropriate but competitive within the Supermarket Industry. The Compensation Committee is also reviewing new forms of compensation and incentive programs that may further enhance the productivity of its management and promote their retention by the Company, thus increasing growth and profitability.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Two members of the Compensation Committee are Executive Officers of the Company. Wallace D. Iott is the Chairman of the Board, and Richard B. Iott is Chief Executive Officer and President of the Company.


COMPENSATION OF DIRECTORS

    Members of the Board of Directors who have not previously served and who are not currently serving as employees of the Company are paid an annual fee of $12,000 for service as a Director of the Company. Non-employee Directors are paid $1,500 for each Board meeting attended and $600 for each day Committee meetings are attended on a day other than a day the entire Board of Directors meets.

SHARE INVESTMENT PERFORMANCE

         The following graph compares the yearly percentage change in the cumulative total shareholder return, including reinvested dividends, of Seaway Food Town, Inc. Common Stock, with three other indexes.



                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG SEAWAY FOOD TOWN, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
             THE S & P RETAIL (FOOD CHAINS) INDEX AND A PEER GROUP

[GRAPH]  See Graph Description Below



                                                                     CUMULATIVE TOTAL RETURN
                            ------------------------------------------------------------------------------------------------
                                       8/94            8/95            8/96            8/97             8/98            8/99

Seaway Food Town,  Inc.                 100             164             194             429              443             938
Peer Group                              100              96             134             134              134             147
NASDAQ Stock Market                     100             135             152             200              200             371
Standard & Poor's (Retail
  Food Chains)                          100             120             154             231              231             231

The peer group companies are: Eagle Food Centers, Inc., Foodarama Supermarkets, Inc., Ingles Markets, Inc., Marsh Supermarkets, Inc. and Village Supermarket, Inc. These are moderately capitalized companies engaged in the same line of business as the Company.


EXECUTIVE OFFICERS

          Waldo E. Yeager has served as an executive officer of the Company since 1974. Richard B. Iott was elected to executive officer status in 1984 and was elected to Chief Executive Officer in January, 1996. He has been employed by the Company since 1971 in a variety of capacities. Prior to his election to the office of President he was employed primarily in the marketing and merchandising areas. Richard B. Iott is the son of Wallace D. Iott, Chairman of the Board. Gary D. Sikkema is the Company Secretary and is a partner of the law firm of Spengler Nathanson, P.L.L. Mr. Sikkema has been a partner of Spengler Nathanson, P.L.L. for the most recent five (5) year period. No fees for services as Secretary of the Company were paid to Mr. Sikkema. Legal fees are paid to Spengler Nathanson, P.L.L. as compensation for his services in connection with Board and Committee activities. The term of office for all executive officers is one (1) year. David J. Walrod was an executive officer of the Company beginning in 1979. Mr. Walrod resigned as an officer and director in January of 1999.

FOOTNOTES:

     (1) Based in part on information furnished by the nominees and directors or their agents, and in part on Company records.

     (2) The inclusion of shares owned by the spouse or any of the minor children of any of the nominees or directors as being beneficially owned shall not be construed as an admission of beneficial ownership by such director or nominee.

     (3) No shares reported hereunder are owned of record but not owned beneficially.

     (4) Spengler Nathanson P.L.L. has served as general counsel to the Company since incorporation in 1957 and will remain as such in the current fiscal year. Fees paid to said firm by the Company for legal services amounted to $383,398 during the Company's fiscal year ended August 28, 1999.

     (5) Includes the number of shares allocated as of the record date under the Seaway Food Town, Inc. 401(k) Plan.

     (6) Includes 113,772 shares owned by Richard B. Iott as custodian for his minor children and 36,124 shares owned by his wife.

     (7)  Includes 557,600 shares owned by Wallace D. Iott's wife.

     (8)  Includes 4,800 shares owned by Mr. O'Donnell's wife and children.

     (9)  Includes 95,358 shares owned independently by Mr. Pope's widow.

     (10) Based on information in Schedule 13G filed with the Securities and Exchange Commission on or about June 25, 1987, and any amendments thereto and information provided by the beneficial owner.

     (11) Held as Trustee for Seaway Food Town, Inc. 401(k) Plan.

     (12) Includes 34,805 shares owned by Constance J. Braciak as custodian for her minor child, and 7,250 shares owned by Mrs. Braciak's husband. Mrs. Braciak is the daughter of Wallace D. Iott and the sister of Richard B. Iott.

               RATIFICATION OF SELECTION OF AUDITORS
                                  (PROPOSAL 2)

         At the Annual Meeting, shareholders will consider and act upon the approval of auditors for the Company's fiscal year ending August 26, 2000. The Board of Directors, upon recommendation of its Audit Committee and subject to such approval, has selected the independent certified public accounting firm of Ernst & Young LLP as such auditors. Ernst & Young LLP have been auditors for the Company for many years. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to questions.

         The Board of Directors of the Corporation recommends a vote for approval of the selection of Ernst & Young LLP. Unless otherwise specified, shares represented by proxies will be voted for approval of Ernst & Young LLP as auditors. Although the submission of this matter for approval by shareholders is not required legally, the Board of Directors believes that such submission follows sound corporate practice and is in the best interests of shareholders. If approval of Ernst & Young LLP by an affirmative vote by the holders of a majority of the shares presented is not received, the selection of a firm as auditors for the Corporation will be considered by the Audit Committee and the Board of Directors.


                              SHAREHOLDER PROPOSALS

         Shareholders may submit proposals for consideration at a meeting of the shareholders if the shareholder desiring to do so complies with the proxy solicitation rules of the Securities and Exchange Commission. In order for such a proposal to be included in the proxy statement for the Annual Meeting in 2001, the proposal must be received by the Secretary no later than September 1, 2000.

                                  OTHER MATTERS

         At the date of this proxy statement the Management knows of no other business to be presented at the meeting. However, if any other business should come before the meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment .


                                           By Order of the Board of Directors
                                           Gary D. Sikkema, Secretary
                                           SEAWAY FOOD TOWN, INC.

December 6, 1999
Maumee, Ohio

PROXY        The undersigned hereby appoints Wallace D. Iott, Gary D. Sikkema, and Joel A. Levine, and each of them, proxies for the undersigned, with full power of substitution to vote with the same force and effect as the undersigned at the Annual Meeting of Shareholders of Seaway Food Town, Inc., to be held on January 13, 2000 at 2:00 o'clock P.M., Eastern Standard Time, or at any adjournment thereof, upon the following:

(1) The election of two (2) Directors to serve as members of Class III during the ensuing three years and until their successors are elected and qualified. Wallace D. Iott, W. Geoffrey Lyden.

     [ ] For all Nominees         [ ] For all nominees except withhold vote                Withhold authority to
                                      for any nominee whose name is written                vote for all nominees
                                      in the space provided below.

                     ---------------------------------------

(2) A proposal to ratify the selection of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending August 26, 2000.

      Auditors:  [ ] FOR       [ ] AGAINST        [ ] AUTHORITY TO VOTE WITHHELD

(3) In their discretion upon such other matters as may properly come before the Meeting.
                 [ ] FOR       [ ] AGAINST

This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE AS TO ANY ITEM, THE PROXY WILL BE VOTED FOR SUCH NOMINEES AND FOR EACH OTHER PROPOSAL LISTED ABOVE AND OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company, at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to
      Stockholders.







                                    Dated_______________________________________

                                    ____________________________________________
                                    Signature of Stockholder
                                    ____________________________________________
                                    Signature of Stockholder

                                    Please sign exactly Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.